Credit Facilities	12 Months Ended
Dec. 31, 2013
Line of Credit Facility [Abstract]
Credit Facilities
Credit Facilities
Senior Corporate Credit Facility
The Company and the OP are parties to a credit facility with Wells Fargo, National Association (the "Credit Facility"), as administrative agent and other lenders party thereto.
At December 31, 2013, the Credit Facility had commitments of $2.4 billion. The Credit Facility has an accordion feature, which, if exercised in full, would allow the Company to increase borrowings under the Credit Facility to $3.0 billion, subject to additional lender commitments, borrowing base availability and other conditions.
At December 31, 2013, the Credit Facility contained a $940.0 million term loan facility and a $1.5 billion revolving credit facility, of which $940.0 million and $119.8 million was outstanding, respectively. In November 2013, the Credit Facility was amended and certain modifications were made to the terms of the agreement. Loans under the Credit Facility are priced at the applicable rate (at the Company's election, either a floating interest rate based on one month LIBOR, determined on a daily basis) plus 2.25% to 3.00%, or a prime-based interest rate, based upon the Company's current leverage. From the amendment date until the first completed fiscal quarter, the applicable LIBOR rate is increased by 3.00%. To the extent that the Company receives an investment grade credit rating as determined by a major credit rating agency, at the Company's election, advances under the revolving credit facility will be priced at their applicable rate plus 0.90% to 1.75% and term loans will be priced at a floating interest rate of LIBOR plus 1.15% to 2.00%, based upon the Company's then current investment grade credit rating. The Company may also make fixed rate borrowings under the Credit Facility. At December 31, 2013, the Company had undrawn commitments of $1.4 billion under the Credit Facility.
The Credit Facility provides for monthly interest payments. In event of a default, each lender has the right to terminate its obligations under the Credit Facility, and to accelerate the payment on any unpaid principal amount of all outstanding loans. The Company has guaranteed the obligations under the Credit Facility. The revolving credit facility will terminate on February 14, 2017, unless extended for an additional year pursuant to the terms of the agreement. The Company may prepay borrowings under the Credit Facility and the Company may incur an unused fee of 0.15% to 0.25% per annum on the unused amount depending on the unused balance as a percentage of the total facility and the type of funding. As of December 31, 2013, the Credit Facility also required the Company to maintain certain property available for collateral as a condition to funding.
As of December 31, 2013, the outstanding balance on the Credit Facility was $1.1 billion, of which $544.8 million bore interest at a floating rate of 3.17%. $515.0 million outstanding on the Credit Facility is fixed through the use of derivative instruments used to hedge interest rate volatility. Including the spread, which can vary based on the Company's leverage, interest on this portion was 4.02% at December 31, 2013. At December 31, 2013, there was up to $1.9 billion available to the Company for future borrowings, subject to additional lender commitments and borrowing availability.
The Credit Facility requires restrictions on corporate guarantees as well as the maintenance of financial covenants including the maintenance of certain financial ratios (such as specified debt to equity and debt service coverage ratios) and the maintenance of a minimum net worth. At December 31, 2013, the Company was in compliance with the debt covenants under the Credit Facility.
ARCT IV Senior Secured Credit Facility
On June 18, 2013, the Company obtained a credit agreement (the "Credit Agreement") with Regions Bank, JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association and RBS Citizens, N.A (collectively, the "Lenders") relating to a $750.0 million senior secured credit facility (the "Senior Secured Credit Facility").
Initially, the Senior Secured Credit Facility contained a $300.0 million term loan facility and a $450.0 million revolving credit facility. The Senior Secured Credit Facility contained an "accordion" feature to allow the Company, under certain circumstances, to increase the aggregate commitments under the Senior Secured Credit Facility to up to $1.5 billion. On October 16, 2013, the Company entered into agreements that amended the Credit Agreement, increasing the maximum principal amount under the revolving credit facility to $500.0 million and the aggregate commitment under the Senior Secured Credit Facility to $800.0 million.
As of December 31, 2013, the Company had $760.0 million outstanding under the Credit Agreement. The effective annualized interest rate on the Credit Agreement was 1.71% as of December 31, 2013. The Company had $40.0 million of unused borrowing capacity under the Credit Agreement as of December 31, 2013.
The Senior Secured Credit Facility required the Company to meet certain financial covenants, including the maintenance of certain financial ratios (such as specified debt to equity and debt service coverage ratios) as well as the maintenance of a minimum net worth. As of December 31, 2013, the Company was in compliance with the financial covenants under the Credit Agreement.
In connection with the ARCT IV Merger, the Company notified the Administrative Agent in December 2013 and on January 3, 2014, prepaid all of its loans pursuant to, and terminated all commitments available under, the Credit Agreement.
Secured Credit Facility
As part of the CapLease Merger, the Company assumed a secured credit facility with Wells Fargo, National Association (the "Secured Credit Facility"), which had commitments of up to $150.0 million at December 31, 2013. The Secured Credit Facility was fully drawn with $150.0 million outstanding at December 31, 2013.
The borrowings under the Secured Credit Facility bear interest at an annual rate of one-month LIBOR or LIBOR based on an interest period of one, three or six months, at the Company's election, plus an applicable margin of 2.75%, payable quarterly in arrears. The Secured Credit Facility matures on December 31, 2014 and may be prepaid, in whole or in part, without premium or penalty, at the Company's option, at any time.
The obligations under the Secured Credit Facility are secured by mortgages on certain real property assets acquired from CapLease comprising the borrowing base. The Secured Credit Facility includes affirmative and negative covenants and financial performance covenants. At December 31, 2013, the Company was in compliance with the debt covenants under the Secured Credit Facility.
Repayment of Previous Credit Facilities
On February 28, 2013, the Company repaid all of the outstanding borrowings under its previous senior secured revolving credit facility in the amount of $124.6 million, and the credit agreement for such facility was terminated. The average interest rate on the borrowings during the period the balance was outstanding was 3.11%. On February 14, 2013, simultaneous with entering into the Credit Facility, the Company terminated its secured credit facility agreement, which had been unused.